                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING,INC.                             ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE: BARBARA J. HOUSER
----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                     CHIEF FINANCIAL OFFICER
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE


DREW KEITH                                               9/20/2002
----------------------------------------  --------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE


PREPARER:


/s/ Kevin K. Craig                                CONTROLLER, KITTY HAWK INC.
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE


KEVIN K. CRAIG                                           9/20/2002
----------------------------------------  --------------------------------------
PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------------------
                                                              MONTH          MONTH       MONTH
                                              SCHEDULE     -----------------------------------
ASSETS                                         AMOUNT       JULY, 2002    AUGUST, 2002
----------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                     $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                       $           0   $    452,982   $     58,701     $0
----------------------------------------------------------------------------------------------
3.   TOTAL CASH                            $           0   $    452,982   $     58,701     $0
----------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)             $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
5.   INVENTORY                             $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                      $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                      $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                    ($33,904,344)     ($274,954)  $    110,933     $0
----------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                   ($33,904,344)  $    178,028   $    169,634     $0
----------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT           $  81,907,719   $  1,185,175   $  1,185,175     $0
----------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                $  33,669,772   $    523,013   $    523,013     $0
----------------------------------------------------------------------------------------------
12.  NET  PROPERTY, PLANT &
     EQUIPMENT                             $  48,237,946   $    662,162   $    662,162     $0
----------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                     $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)            $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                   $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                          $  14,333,602   $    840,190   $    831,796     $0
----------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                      $          0   $          0     $0
----------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                         $          0   $          0     $0
----------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                         $          0   $          0     $0
----------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                     $          0   $          0     $0
----------------------------------------------------------------------------------------------
21.  SECURED DEBT                                          $          0   $          0     $0
----------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                    ($5,739,405)   ($5,747,936)    $0
----------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                            ($5,739,405)   ($5,747,936)    $0
----------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------
24.  SECURED DEBT                          $   2,811,382   $          0   $          0     $0
----------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                         $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                        $           0   $          0   $          0     $0
----------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                   $   1,300,001   $  2,399,516   $  2,399,516     $0
----------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES         $   4,111,383   $  2,399,516   $  2,399,516     $0
----------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                     $   4,111,383    ($3,339,889)   ($3,348,420)    $0
----------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY            $           0   $ 12,789,185   $ 12,789,185     $0
----------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                       ($8,609,106)   ($8,608,969)    $0
----------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)                                  $          0   $          0
----------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                          $           0   $  4,180,079   $  4,180,216     $0
----------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                        $   4,111,383   $    840,190   $    831,796     $0
----------------------------------------------------------------------------------------------
                                                           $          0   $          0     $0
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------
                                           MONTH          MONTH      MONTH
                                         ---------------------------------   QUARTER
REVENUES                                 JULY, 2002   AUGUST, 2002            TOTAL
------------------------------------------------------------------------------------
1.   GROSS REVENUES                        $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS             $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
3.   NET REVENUE                           $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------
4.   MATERIAL                              $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
5.   DIRECT LABOR                          $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                       $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD              $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
8.   GROSS PROFIT                          $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION        $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
10.  SELLING & MARKETING                   $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE              $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
12.  RENT & LEASE                          $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                   $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES              $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                      $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)       ($186)        ($226)       $0      ($412)
------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)     $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                      $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION              $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
20.  AMORTIZATION                          $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                   $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES            ($186)       ($ 226)       $0      ($412)
------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                     $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                     $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                   $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES         $    0        $    0        $0     $    0
------------------------------------------------------------------------------------
27.  INCOME TAX                            $   75        $   90        $0     $  165
------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                     $  111        $  136        $0     $  247
------------------------------------------------------------------------------------
                                           $    0        $    0        $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

--------------------------------------------------------------------------------------
                                        MONTH          MONTH       MONTH
CASH RECEIPTS AND                     -----------------------------------    QUARTER
DISBURSEMENTS                         JULY, 2002   AUGUST, 2002               TOTAL
--------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH         $248,603     $  452,982    $58,701   $  248,603
--------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------
2.   CASH SALES                        $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------
3.   PREPETITION                       $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
4.   POSTPETITION                      $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS          $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)    $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
7.   SALE OF ASSETS                    $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)               $400,186     $      227    $     0   $  400,413
--------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS      $400,186     $      227    $     0   $  400,413
--------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                    $400,186     $      227    $     0   $  400,413
--------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE              $648,789     $  453,209    $58,701   $  649,016
--------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------
12.  NET PAYROLL                       $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID     $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES             $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
16.  UTILITIES                         $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
17.  INSURANCE                         $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES               $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                  $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
20.  TRAVEL                            $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
21.  ENTERTAINMENT                     $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE             $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
23.  SUPPLIES                          $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
24.  ADVERTISING                       $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)               $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS     $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                 $195,807     $  394,508    $     0   $  590,315
--------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                 $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)               $      0     $        0    $     0   $        0
--------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES     $195,807     $  394,508    $     0   $  590,315
--------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS               $195,807     $  394,508    $     0   $  590,315
--------------------------------------------------------------------------------------
32.  NET CASH FLOW                     $204,379      ($394,281)   $     0    ($189,902)
--------------------------------------------------------------------------------------
33.  CASH - END OF MONTH               $452,982     $   58,701    $58,701   $   58,701
--------------------------------------------------------------------------------------
                                       $      0     $        0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

---------------------------------------------------------------------------------
                                                   MONTH         MONTH      MONTH
                                       SCHEDULE   -------------------------------
ACCOUNTS  RECEIVABLE  AGING             AMOUNT    July 2002   August 2002
---------------------------------------------------------------------------------
1.   0-30                                 $0          $0          $0          $0
---------------------------------------------------------------------------------
2.   31-60                                $0          $0          $0          $0
---------------------------------------------------------------------------------
3.   61-90                                $0          $0          $0          $0
---------------------------------------------------------------------------------
4.   91+                                  $0          $0          $0          $0
---------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE            $0          $0          $0          $0
---------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE      $0          $0          $0          $0
---------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)            $0          $0          $0          $0
---------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES          MONTH: August 2002
---------------------------------------------------------------------------------
                                              0-30   31-60   61-90   91+
TAXES PAYABLE                                 DAYS    DAYS    DAYS   DAYS   TOTAL
---------------------------------------------------------------------------------
1.   FEDERAL                                   $0     $0      $0      $0     $0
---------------------------------------------------------------------------------
2.   STATE                                     $0     $0      $0      $0     $0
---------------------------------------------------------------------------------
3.   LOCAL                                     $0     $0      $0      $0     $0
---------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                       $0     $0      $0      $0     $0
---------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE                       $0     $0      $0      $0     $0
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                          $0     $0      $0      $0     $0
---------------------------------------------------------------------------------

----------------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: August 2002
---------------------------------------------------------------------------------
                                  BEGINNING       AMOUNT                 ENDING
                                     TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                           LIABILITY*    OR ACCRUED      PAID    LIABILITY
---------------------------------------------------------------------------------
1.   WITHHOLDING**                    $0          $    0       $    0       $0
---------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                  $0          $    0       $    0       $0
---------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                  $0          $    0       $    0       $0
---------------------------------------------------------------------------------
4.   UNEMPLOYMENT                     $0          $    0       $    0       $0
---------------------------------------------------------------------------------
5.   INCOME                           $0          $    0       $    0       $0
---------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)              $0          $    0       $    0       $0
---------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES              $0          $    0       $    0       $0
---------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------
8.   WITHHOLDING                      $0          $    0       $    0       $0
---------------------------------------------------------------------------------
9.   SALES                            $0          $    0       $    0       $0
---------------------------------------------------------------------------------
10.  EXCISE                           $0          $    0       $    0       $0
---------------------------------------------------------------------------------
11.  UNEMPLOYMENT                     $0          $    0       $    0       $0
---------------------------------------------------------------------------------
12.  REAL PROPERTY                    $0          $    0       $    0       $0
---------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                $0          $    0       $    0       $0
---------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)              $0          $8,621       $8,621       $0
---------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL              $0          $8,621       $8,621       $0
---------------------------------------------------------------------------------
16.  TOTAL TAXES                      $0          $8,621       $8,621       $0
---------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: AUGUST, 2002
                                                               ------------

----------------------------------------
BANK RECONCILIATIONS
                                              Account #1   Account #2   Account #3
------------------------------------------------------------------------------------------
A.   BANK:
----------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                                                 TOTAL
----------------------------------------------------------------------------------
C.   PURPOSE (TYPE):
------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                   $0                                   $0
------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED             $0                                   $0
------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                 $0                                   $0
------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                      $0                                   $0
------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                  $0           $0           $0         $0
------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------
                                             DATE OF      TYPE OF      PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE    INSTRUMENT      PRICE       VALUE
------------------------------------------------------------------------------------------
7.   BANK ONE TRUST (ESCROW) 6801456800*    1/3/2000   MONEY MARKET   $3,625,000   $     0
------------------------------------------------------------------------------------------
8.   HSBC Bank USA (ESCROW) #10-876110     6/19/2000   MONEY MARKET   $3,560,463   $58,701
------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                             $58,701
------------------------------------------------------------------------------------------

----------------------------------------
CASH
------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                              $     0
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                     $58,701
------------------------------------------------------------------------------------------
                                                                                   $     0
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: AUGUST, 2002

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------
                          INSIDERS
------------------------------------------------------------
                         TYPE OF      AMOUNT      TOTAL PAID
        NAME             PAYMENT       PAID         TO DATE
------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
------------------------------------------------------------
2.
------------------------------------------------------------
3.
------------------------------------------------------------
4.
------------------------------------------------------------
5.
------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                        $0            $0
------------------------------------------------------------

------------------------------------------------------------------------------------------
                                       PROFESSIONALS
------------------------------------------------------------------------------------------
                          DATE OF COURT                                           TOTAL
                        ORDER AUTHORIZING    AMOUNT       AMOUNT   TOTAL PAID    INCURRED
         NAME                PAYMENT        APPROVED       PAID     TO DATE     & UNPAID *
------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                          $0           $0         $0           $0
------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------

--------------------------------------------------------------------
                                  SCHEDULED   AMOUNTS
                                   MONTHLY     PAID        TOTAL
                                  PAYMENTS    DURING       UNPAID
         NAME OF CREDITOR            DUE       MONTH    POSTPETITION
--------------------------------------------------------------------
1.   FIRST SOURCE BANK (865001)       $0         $0          $0
--------------------------------------------------------------------
2.   FIRST SOURCE BANK (RPS)          $0         $0          $0
--------------------------------------------------------------------
3.   FIRST SOURCE BANK (AIA)          $0         $0          $0
--------------------------------------------------------------------
4.                                                           $0
--------------------------------------------------------------------
5.                                                           $0
--------------------------------------------------------------------
6.   TOTAL                            $0         $0          $0
--------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                            ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------

                                                        MONTH: AUGUST, 2002
                                                               ------------

----------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                      YES   NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                        X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                    X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                   X
     LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                  X
     THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                        X
     DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                      X
     PAST DUE?
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                          X
     DELINQUENT?
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                         X
     REPORTING PERIOD?
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2a) $394,508 Disbursements to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l

----------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                      YES   NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER            X
     NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                            X
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3.   PLEASE ITEMIZE POLICIES BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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                INSTALLMENT PAYMENTS
---------------------------------------------------
TYPE OF                              PAYMENT AMOUNT
 POLICY   CARRIER   PERIOD COVERED     & FREQUENCY
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SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
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

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CASE NAME:  AIRCRAFT LEASING, INC.                      FOOTNOTES SUPPLEMENT
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CASE  NUMBER:  400-42148-BJH-11                              ACCRUAL BASIS
----------------------------------------

                                                        MONTH: AUGUST, 2002
                                                               ------------

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ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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      2           13     SFAS 121 Writedown of $5,736,370 of Assets, from USPS
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                            W-Net cancel 8/25/01
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      2           21     Net Loss of $24,383,196 on Transfer of Aircraft &
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                            Engines to Bondholders 12/01
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      3            8     All cash received into the subsidiary cash account
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                            is swept each night to Kitty Hawk, Inc. Master
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                            Account
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      3           31     All disbursements (either by wire transfer or check),
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                            including payroll, are disbursed out of the Kitty
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                            Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------

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      4            6     All assessments of uncollectible accounts receivable
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                            are done at Kitty Hawk, Inc. All reserves are
--------------------------------------------------------------------------------
                            recorded at Inc. and pushed down to Inc.'s
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                            subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

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      7         Insr 3   All insurance policies are carried in the name of
--------------------------------------------------------------------------------
                            Kitty Hawk, Inc. and its subsidiaries. Therefore,
--------------------------------------------------------------------------------
                            they are listed here accordingly.
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   General               Effective 8/31/02, this Company merged into Kitty
--------------------------------------------------------------------------------
                            Hawk, Inc. (Case # 400-42141-BJH-11). The effect of
--------------------------------------------------------------------------------
                            this merger will be booked on September 1, 2002,
--------------------------------------------------------------------------------
                            therefore this month will be the final month for an
--------------------------------------------------------------------------------
                            individual company Monthly Operating Report
--------------------------------------------------------------------------------

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                                                        Monthly Operating Report

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CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-Attachment
----------------------------------------

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CASE NUMBER: 400-42148-BJH-11
----------------------------------------

                                                        MONTH: AUGUST, 2002
                                                               ------------

MOR #    ITEM #   LIST OR EXPLANATION

1 - BS        8   a) $110,933 Intercompany Cummulative Receivable/Payable
                     Balance

1 - BS       22   a) ($5,747,936) Accrued Federal Income Tax Credit
                     (Post-petition)

1 - BS       27   a) $2,399,516 Accrued Taxes Payable (Pre-petition)

2 - IS       13

2 - IS       16   a) $226 Interest Income (from HSBC -Escrow account)

2 - IS       21

3 - CF        8   a) $226 Interest Income (from HSBC -Escrow account)

4 - AP       T6   a) Federal Income Taxes are now shown as Other Accrued
                     Liabilities (due to deferred tax credits)

4 - AP      T14   a) $8,621 Texas State Franchise Taxes for 2000 paid

7 - QA        2   a) $394,508 Disbursement to Successor Trustee of (HSBC-Escrow)
                     account for Professional Fees, Transfer to KH Inc &
                     KHI